Exhibit 99.2

                      IN THE UNITED STATES BANKRUPTCY COURT
                           FOR THE DISTRICT OF ARIZONA

In re:                        )  CASE NO. B-00-10939-ECF-RTB
                              )
SUNRISE EDUCATIONAL SERVICES  )  BUSINESS AND INDUSTRY
                              )  MONTHLY OPERATING REPORT
                              )
                              )  MONTH OF APRIL
                              )
                   Debtor(s)  )  DATE PETITION FILED: October 6, 2000
                              )
                              )    TAX PAYER ID NO. 4101581297

Nature of Debtor's Business: For Profit Educational Services

DATE DISCLOSURE STATEMENT:    FILED Not Yet Filed   TO BE FILED To Be Determined
                                    -------------               ----------------
DATE PLAN OF REORGANIZATION:  FILED Not Yet Filed   TO BE FILED To Be Determined
                                    -------------               ----------------

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

RESPONSIBLE  PARTY:

                                                                         CEO
---------------------------------------                               ----------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                                 TITLE

Michael Lynch
---------------------------------------                               ----------
PRINTED NAME OF RESPONSIBLE PARTY                                       DATE


PREPARER:

/s/ Douglass E. Snell                                                 Controller
---------------------------------------                               ----------
ORIGINAL SIGNATURE OF PREPARER                                          TITLE

Douglass E. Snell
---------------------------------------                               ----------
PRINTED NAME OF PREPARER                                                 DATE

PERSON TO CONTACT REGARDING THIS REPORT: Douglass E. Snell
                                         ---------------------------------------
                           PHONE NUMBER: 480-783-4317
                                         ---------------------------------------
                                ADDRESS: 4515 E. Muirwood Dr.
                                         Phoenix, AZ 85048
                                         ---------------------------------------

                   ORIGINAL OF REPORT IS FILED WITH THE COURT,
                    COPY IS FILED WITH U.S. TRUSTEE'S OFFICE

SUNRISE EDUCATIONAL SERVICES, INC.
B-00-10939-ECF-RTB                                MONTH: APRIL 2001


                           RECEIPTS AND DISBURSEMENTS

                                                     BANK ACCOUNTS
                                      ------------------------------------------
AMOUNTS REPORTED SHOULD BE               SUNRISE     SUNRISE PMTS
PER THE DEBTOR'S BOOKS,                 OPERATING      MADE BY
not per the bank statement            #052-978-7889   TESSERACT        TOTAL
                                      -------------   ---------   --------------
ACCOUNT BALANCE -
BEGINNING OF MONTH                               --                           --

RECEIPTS
 STUDENT FEES                                                                 --
 CHARTER SCHOOL REVENUE                                                       --
 ACCOUNTS RECEIVABLE                                                          --
 LOANS AND ADVANCES                                                           --
 SALE OF ASSETS                                                               --
 TRANSFERS IN FROM OTHER ACCOUNTS        479,026.56   565,252.01    1,044,278.57
 OTHER (ATTACH LIST)                                                          --

     TOTAL RECEIPTS                      479,026.56   565,252.01    1,044,278.57

DISBURSEMENTS
 BUSINESS - ORDINARY OPERATIONS          479,026.56                   479,026.56
 CAPITAL IMPROVEMENTS                                                         --
 PRE-PETITION DEBT                                                            --
 TRANSFERS TO OTHER DIP ACCOUNTS                                              --
 PAYMENTS MADE FOR SUNRISE EDU.                       565,252.01      565,252.01
 OTHER (ATTACH LIST)                                                          --

 REORGANIZATION EXPENSES:
  ATTORNEY FEES                                                               --
  ACCOUNTANT FEES                                                             --
  OTHER PROFESSIONAL FEES                                                     --
  U.S. TRUSTEE QUARTERLY FEE                                                  --
  COURT COSTS                                                                 --
     TOTAL DISBURSEMENTS                 479,026.56   565,252.01    1,044,278.57
                                         ----------   ----------    ------------
ACCOUNT BALANCE -
END OF MONTH                                     --           --              --
                                         ==========   ==========    ============

                    THE FOLLOWING SECTION MUST BE FILLED OUT

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:
 TOTAL DISBURSEMENTS FROM ABOVE                                     1,044,278.57
  LESS: TRANSFERS OUT TO OTHER DIP ACCOUNTS                                   --
 PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES
                                                                    ------------
 TOTAL DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:                1,044,278.57
                                                                    ============

                       Sunrise Educational Services, Inc.
                             Statement of Operations
                       For the Month Ending April 30, 2001

Revenue
Tuition and Fees Revenue                                         $ 1,213,868.39
Government Revenue                                                    76,957.21
Food Revenue                                                           4,524.90
Discounts                                                           (148,628.86)
Refunds/Returns                                                       (7,644.97)
                                                                 --------------
Total Revenue                                                      1,139,076.67
                                                                 --------------
Operational Costs
Salaries and Wages                                                   479,155.75
Taxes and Benefits                                                    52,524.74
Classroom Expenses                                                    11,786.66
Food Programs Expense                                                 51,893.10
Transportation Expenses                                               16,654.30
Maintenance Expense                                                   61,501.24
Insurance Expense                                                     16,863.15
Rent Expense                                                         209,918.73
Security Services Expense                                              1,133.18
Personal Property Tax Expense                                          1,214.23
Real Property Tax Expense                                              5,870.26
Utilities Expense                                                     11,610.08
                                                                 --------------
Total Operational Costs                                              920,125.42
                                                                 --------------
General & Administrative Costs
Advertising, Mktg, Promo Exp                                          14,990.30
Bad Debt Expense                                                       9,151.44
Bank Charges/Processing Fees-A                                        28,296.29
Computer/Technology Expense                                                  --
Licenses & Fees Expense                                                1,684.57
Office/School Supplies Expense                                         6,424.91
Penalties and Late Fee Charges                                               --
Postage and Printing Expense                                             326.80
Pre-Employment Expense                                                   467.00
Telephone Expense                                                      8,508.41
Travel Expense                                                         2,025.92
Allocated Corporate Overhead                                          78,716.00
Other Expenses                                                         1,394.86
                                                                 --------------
Total General and Administrative Expenses                            151,986.50
                                                                 --------------
Gain (Loss) on Disposal of Assets                                        815.00
Interest Expense                                                     (11,372.61)
Other Income (Expense)                                                       --
                                                                 --------------
Net Interest and Other Income (Expense)                              (10,557.61)
                                                                 --------------
Depreciation Expense                                                  22,150.38
                                                                 --------------
Total Depreciation and Amortization                                   22,150.38
                                                                 --------------
Reorganization Expenses
Bankruptcy Fees                                                        8,000.00
Professional Fees Allocated                                           42,876.00
                                                                 --------------
Total Reorganization Expenses                                         50,876.00
                                                                 --------------
Net Loss                                                         $   (16,619.24)
                                                                 ==============

                       Sunrise Educational Services, Inc.
                                  Balance Sheet
                                 April 30, 2001

ASSETS

Current Assets
Cash and Cash Equivalents                                        $     9,500.00
Accounts Receivable, net                                             461,706.23
Prepaid Rent                                                         217,967.82
Other Current Assets                                                  27,999.92
                                                                 --------------
Total Current Assets                                                 717,173.97

Due From Tesseract                                                   869,684.80
Property and Equipment, net                                          911,875.84
Deposits and Other Assets                                            150,334.37
                                                                 --------------
Total Assets                                                     $ 2,649,068.98
                                                                 ==============
LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
Accounts Payable                                                 $    54,696.31
Checks in Process of Collection                                      337,793.44
Payroll and Related Accruals                                         297,073.64
Deferred Revenue and Tuition Deposits                                 78,660.07
                                                                 --------------
Total Current Liabilities                                            768,223.46
                                                                 --------------
Pre-Petition Liabilities
Accounts Payable                                                     654,646.33
Other Current Liabilities                                            159,049.40
Long-Term Debt                                                       222,967.25
                                                                 --------------
Total Pre-Petition Liabilities                                     1,036,662.98
                                                                 --------------
Reserve for Closed Schools                                           143,661.34
Other Long-Term Obligations                                          283,755.85
                                                                 --------------
Total Long-Term Liabilities                                          427,417.19
                                                                 --------------
Total Liabilities                                                  2,232,303.63
                                                                 --------------
Shareholders' Equity
Pre-Petition Shareholders' Equity                                  1,157,530.96
Post Petition Retained Deficit                                      (740,765.61)
                                                                 --------------
Total Shareholders' Equity                                           416,765.35
                                                                 --------------
Total Liabilities and Shareholders' Equity                       $ 2,649,068.98
                                                                 ==============

CASE NUMBER: B-00-10939-ECF-RTB                    STATUS OF ASSETS


                                                        0-30      31-60    60+
ACCOUNTS RECEIVABLE                           TOTAL     DAYS      DAYS     DAYS
-------------------                           -----     ----      ----     ----

TOTAL ACCOUNTS RECEIVABLE                    461,706  378,866    72,201   10,639
 LESS: AMOUNT CONSIDERED UNCOLLECTIBLE
ACCOUNTS RECEIVABLE (NET)                    461,706  378,866    72,201   10,639

                               SCHEDULED                                CURRENT
FIXED ASSETS                    AMOUNT      ADDITIONS     DELETIONS      AMOUNT
------------                    ------      ---------     ---------      ------

REAL PROPERTY

BUILDING IMPROVEMENTS/PLANT   1,020,140       56,214       143,598      932,757
ACCUMULATED DEPRECIATION       (413,993)    (115,058)      (80,133)    (448,918)
NET BUILDINGS/PLANT             606,147      (58,844)       63,465      483,838

EQUIPMENT                       755,300       24,266        24,884      754,682
ACCUMULATED DEPRECIATION       (511,115)    (104,296)      (20,531)    (594,880)
NET EQUIPMENT                   244,186      (80,030)        4,353      159,803

AUTOS & VEHICLES                953,839                                 953,839
ACCUMULATED DEPRECIATION       (625,670)     (59,933)                  (685,603)
NET AUTOS & VEHICLES            328,170      (59,933)           --      268,236

CASE NUMBER: B-00-10939-ECF-RTB             STATUS OF LIABILITIES
                                            AND SENSITIVE PAYMENTS

     POSTPETITION
   UNPAID OBLIGATIONS            TOTAL      0-30     31-60   61-90      91+
   ------------------            -----      ----     -----   -----     -----

ACCOUNTS PAYABLE                54,696    50,126        --      90     4,480
TAXES PAYABLE                      378       378
ACCRUED PAYROLL AND BENEFITS   296,696   296,696
PREPAID TUITION                 78,660    78,660
SECURED DEBT                        --
OUTSTANDING A/P CHECKS         337,793   337,793
OTHER (ATTACH LIST)                 --
                               -------   -------       ---     ---     -----
TOTAL POST-PETITION
     LIABILITIES               768,224   763,654        --      90     4,480
                               =======   =======       ===     ===     =====

PAYMENTS TO INSIDERS AND PROFESSIONALS

                                    INSIDERS
                                                 AMOUNT PD            TOTAL PD
NAME              REASON FOR PAYMENT            THIS MONTH            TO DATE
----              ------------------            ----------            -------
NONE


TOTAL PAYMENTS TO INSIDERS                             --                   --

                                  PROFESSIONALS

         DATE OF COURT                                                   TOTAL
       ORDER AUTHORIZING    AMOUNT         AMOUNT      TOTAL PAID       INCURRED
NAME       PAYMENT         APPROVED         PAID        TO DATE         & UNPAID
----       -------         --------         ----        -------         --------
NONE

CASE NUMBER: B-00-10939-ECF-RTB                                 CASE STATUS

QUESTIONNAIRE
                                                              YES          NO
                                                              ---          --
HAVE ANY FUNDS BEEN DISBURSED FROM ANY
ACCOUNT OTHER THAN A DEBTOR IN POSSESSION
ACCOUNT?                                                                   NO

ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS,
NOTES, OR LOANS) DUE FROM RELATED PARTIES?                                 NO

ARE ANY WAGE PAYMENTS PAST DUE?                                            NO

ARE ANY U.S. TRUSTEE QUARTERLY FEES
DELINQUENT?                                                                NO

CURRENT NUMBER OF EMPLOYEES: 458


INSURANCE
                     CARRIER AND     PERIOD    EXPIRATION   PAYMENT AMOUNT
TYPE OF POLICY      POLICY NUMBER    COVERED      DATE       & FREQUENCY
--------------      -------------    -------      ----       -----------
Gen Liability       CLI0020446        3/1/01    6/15/01     Paid in full
Auto Liability      70APN164181       3/1/01     6/1/01     Paid in full
Excess Liability    UMI0000567        3/1/01    6/15/01     Paid in full
Workers Comp        307512-4         12/1/00   11/30/01     Monthly as a % of PR
Blanket Contents    59UUMUN3158       3/1/01    6/15/01     Paid in full

WHAT STEPS HAVE BEEN TAKEN TO REMEDY ANY OF THE PROBLEMS THAT BROUGHT ABOUT THE CHAPTER 11 FILING?

     Purchasing of new schools has ceased, and administrative expenses have been reduced. Other restructuring measures are being considered.

LIST ANY MATTERS THAT ARE DELAYING THE FILING OF A PLAN OF REORGANIZATION?

SUNRISE EDUCATIONAL SERVICES, INC.
CASH FLOW ANALYSIS
B-00-10939-ECF-RTB

BEGINNING FUNDS AVAILABLE:                                        $   145,881.93
                                                                  --------------

Cash In:   Telecheck                                              $   195,691.74
           Credit Card Deposit (Preschools)                           485,012.21
           Regular Deposits (Preschools)                              422,693.32
                                                                  --------------
Daily Cash In:                                                    $ 1,103,397.27


Cash Out:  Preschool A/P                                          $   479,026.56
           Preschool Payroll                                          451,224.58
           Corporate A/P (allocated)                                  114,027.43
           Preschool NSF                                                4,460.00
                                                                  --------------
Daily Cash Out:                                                   $ 1,048,738.57

Net Cash In/Out:                                                  $    54,658.70
                                                                  --------------
ENDING FUNDS AVAILABLE:                                           $   200,540.63
                                                                  ==============

                            Sunrise Preschools, Inc.
                          VENDOR CHECK REGISTER REPORT
                              Payables Management

* Voided Checks

                                                                                                  Audit
Check Number   Vendor ID      Vendor Check Name                    Check Date  Checkbook ID     Trail Code         Amount
------------   ---------      -----------------                    ----------  ------------     ----------         ------
100012958      RISINC000      RISO INC                               4/2/2001  OPERATING        PMCHK00000099       $133.98
100012959      MELUS0000      MELLON US LEASING                      4/3/2001  OPERATING        PMCHK00000100     $1,987.01
100012960      ARIAIR000      ARIZONA AIR-SCENT                      4/4/2001  OPERATING        PMCHK00000101       $102.00
100012961      WELFAR001      WELLS FARGO                            4/4/2001  OPERATING        PMCHK00000101       $748.00
100012962      APS200000      APS-2907                               4/4/2001  OPERATING        PMCHK00000101       $495.84
100012963      ARIAIR000      ARIZONA AIR-SCENT                      4/4/2001  OPERATING        PMCHK00000101       $104.50
100012964      AT&T000        AT& T 78522                            4/4/2001  OPERATING        PMCHK00000101       $488.70
100012965      BACPRE000      BACKFLOW PREVENTION DEVICE INS         4/4/2001  OPERATING        PMCHK00000101        $42.00
100012966      BELVIS000      BELLA VISTA WATER COMPANY              4/4/2001  OPERATING        PMCHK00000101        $92.73
100012967      CENLEA000      CENTENNIAL LEASING & SALES INC         4/4/2001  OPERATING        PMCHK00000101       $408.65
100012968      CONPLA0001     CONSTRUCTIVE PLAYTHINGS                4/4/2001  OPERATING        PMCHK00000101       $528.21
100012969      COUCHE000      COURTESY CHEVROLET                     4/4/2001  OPERATING        PMCHK00000101     $8,606.61
100012970      CREFUN000      CREATIVE FUNDING                       4/4/2001  OPERATING        PMCHK00000101     $1,081.58
100012971      CROBAN000      CROWN BANK LEASING                     4/4/2001  OPERATING        PMCHK00000101       $529.02
100012972      ARIAIR000      ARIZONA AIR-SCENT                      4/4/2001  OPERATING        PMCHK00000101        $77.00
100012973      CASELI000      ELIZABETH CASON                        4/4/2001  OPERATING        PMCHK00000101       $456.14
100012974      CITPHO296      CITY OF PHOENIX  29663                 4/4/2001  OPERATING        PMCHK00000101       $319.09
100012975      DISSCH000-B    DISCOUNT SCHOOL SUPPLY                 4/4/2001  OPERATING        PMCHK00000101       $487.53
100012976      ELEWES000      ELECTRONICS WEST, INC.                 4/4/2001  OPERATING        PMCHK00000101        $75.00
100012977      GECAP0003      GE CAPITAL                             4/4/2001  OPERATING        PMCHK00000101       $377.19
100012978      HANBO          BO HAN                                 4/4/2001  OPERATING        PMCHK00000101        $50.00
100012979      JUDPAU         PAULA JUDGE                            4/4/2001  OPERATING        PMCHK00000101       $258.00
100012980      MAR000000      MARRO,GINNY                            4/4/2001  OPERATING        PMCHK00000101       $399.78
100012981      NUCROB         ROBIN NUCCI                            4/4/2001  OPERATING        PMCHK00000101       $112.00
100012982      PITBOW000      PITNEY BOWES CREDIT CORP856460         4/4/2001  OPERATING        PMCHK00000101       $516.63
100012983      PITBOW001      PITNEY BOWES-85390                     4/4/2001  OPERATING        PMCHK00000101       $584.00
100012984      PROUSA000      PROFORCE USA                           4/4/2001  OPERATING        PMCHK00000101       $274.00
100012985      SRP2950        SRP2950                                4/4/2001  OPERATING        PMCHK00000101     $1,794.99
100012986      TOWOF0002      TOWN OF GILBERT - UTILITIES            4/4/2001  OPERATING        PMCHK00000101        $60.89
100012987      U0CWIN000      U-C WINDOW CLEANING                    4/4/2001  OPERATING        PMCHK00000101     $1,056.51
100012988      US0WES003      US WEST COMMUNICATIONS-29060           4/4/2001  OPERATING        PMCHK00000101       $523.92
100012989      WESINN000      WESTERN INNOVATIONS INC                4/4/2001  OPERATING        PMCHK00000101     $6,499.56
100012990      WHEAMY000      AMY WHEELER                            4/4/2001  OPERATING        PMCHK00000101        $11.78
100012991      US0FOO000      US FOODSERVICE                         4/5/2001  OPERATING        PMCHK00000102    $14,832.99
100012992      US0FOO000      US FOODSERVICE                        4/12/2001  OPERATING        PMCHK00000103    $12,537.02
100012993      WELFAR001      WELLS FARGO                           4/13/2001  OPERATING        PMCHK00000104     $1,100.00
100012994      APS200000      APS-2907                              4/17/2001  OPERATING        PMCHK00000105       $947.78
100012996      ARIEMP000      ARIZONA EMPLOYERS COUNCIL             4/17/2001  OPERATING        PMCHK00000105       $150.00
100012997      ARIPEN000      ARIZONA PENNYSAVER                    4/17/2001  OPERATING        PMCHK00000105       $366.00
100012998      ATTAZ0000      ATT-AZ                                4/17/2001  OPERATING        PMCHK00000105        $88.28
100012999      BANONE003      BANK ONE ARIZONA NA                   4/17/2001  OPERATING        PMCHK00000105       $392.64
100013000      BRICOM000      BRIXTON COMMERCIAL CLEANING           4/17/2001  OPERATING        PMCHK00000105     $1,000.00
100013001      CITSIEVI2      CITY OF SIERRA VISTA                  4/17/2001  OPERATING        PMCHK00000105       $198.13
100013002      CITTEM296      CITY OF TEMPE - 29617                 4/17/2001  OPERATING        PMCHK00000105       $318.43
100013003      CON000000      CONCENTRA                             4/17/2001  OPERATING        PMCHK00000105       $734.00
100013004      COUCHE000      COURTESY CHEVROLET                    4/17/2001  OPERATING        PMCHK00000105       $549.42
100013005      DAIMAR000      DAILEY, MARGE                         4/17/2001  OPERATING        PMCHK00000105       $265.67
100013006      DOCTEC000      DOCUMENT TECHNOLOGIES                 4/17/2001  OPERATING        PMCHK00000105        $23.88
100013007      EXTCLE000      EXTRACTION CLEANING COMPANY           4/17/2001  OPERATING        PMCHK00000105     $1,320.00
100013008      GECAP0003      GE CAPITAL                            4/17/2001  OPERATING        PMCHK00000105       $697.69
100013009      HEAIMC000      HEALTHSOUTH IMC  INC                  4/17/2001  OPERATING        PMCHK00000105        $27.00
100013010      HODCAR000      CARRIE HODGE                          4/17/2001  OPERATING        PMCHK00000105       $495.17
100013011      HOMDEP000      HOME DEPOT                            4/17/2001  OPERATING        PMCHK00000105     $2,145.89
100013012      HUGCAL000      HUGHES-CALIHAN                        4/17/2001  OPERATING        PMCHK00000105     $1,100.64
100013013      IKOOFF001      IKON OFFICE SOLUTION (AZ)             4/17/2001  OPERATING        PMCHK00000105       $264.43
100013014      IROMOU000      IRON MOUNTAIN                         4/17/2001  OPERATING        PMCHK00000105       $755.04
100013015      JETCON000      JET CONNECTION                        4/17/2001  OPERATING        PMCHK00000105       $222.00
100013016      KRATER000      TERRILYNN KRAMER                      4/17/2001  OPERATING        PMCHK00000105       $498.46
100013017      LAKLEA000      LAKESHORE LEARNING MATERIALS          4/17/2001  OPERATING        PMCHK00000105       $196.60
100013018      MCE000000      MCESD                                 4/17/2001  OPERATING        PMCHK00000105       $165.00
100013019      PACALA000      PACIFIC ALARMS COMPANY                4/17/2001  OPERATING        PMCHK00000105       $270.00
100013020      PARBIL000      BILL PARKS                            4/17/2001  OPERATING        PMCHK00000105        $30.00
100013021      PETSTA000      STACEY PETO                           4/17/2001  OPERATING        PMCHK00000105        $90.69
100013022      PHODIR/000     Phone Directories Company Inc.        4/17/2001  OPERATING        PMCHK00000105       $200.00
100013023      PROUSA000      PROFORCE USA                          4/17/2001  OPERATING        PMCHK00000105    $11,704.44
100013024      RANKAT000      RANDALL, KATHY                        4/17/2001  OPERATING        PMCHK00000105        $70.68
100013025      SLAJAC000      JACK SLATE                            4/17/2001  OPERATING        PMCHK00000105     $1,249.37

                            Sunrise Preschools, Inc.
                          VENDOR CHECK REGISTER REPORT
                              Payables Management

* Voided Checks

                                                                                                  Audit
Check Number   Vendor ID      Vendor Check Name                    Check Date  Checkbook ID     Trail Code         Amount
------------   ---------      -----------------                    ----------  ------------     ----------         ------
100013026      SOUGAS000      SOUTHWEST GAS CORPORATION             4/17/2001  OPERATING        PMCHK00000105       $149.67
100013027      SRP2950        SRP2950                               4/17/2001  OPERATING        PMCHK00000105       $492.05
100013028      THORAE000      THOMAS, RAE ANN                       4/17/2001  OPERATING        PMCHK00000105        $42.61
100013029      THUMOU000      THUNDER MOUNTAIN CLEANING SERV        4/17/2001  OPERATING        PMCHK00000105     $1,845.50
100013030      TOOLOR000      LORI TOOLEY                           4/17/2001  OPERATING        PMCHK00000105       $796.42
100013031      TOSEAS000      TOSHIBA EASY LEASE                    4/17/2001  OPERATING        PMCHK00000105     $2,040.73
100013032      TOUCAR113      CAROLYN TOUCHET                       4/17/2001  OPERATING        PMCHK00000105        $20.00
100013033      US0WES003      US WEST COMMUNICATIONS-29060          4/17/2001  OPERATING        PMCHK00000105     $2,415.30
100013034      WASMAN001      WASTE MANAGEMENT OF ARIZONA           4/17/2001  OPERATING        PMCHK00000105     $2,563.90
100013035      GLASCR000      GLASS & SCREEN                        4/18/2001  OPERATING        PMCHK00000106       $347.89
100013036      IRVJOH000-B    JOHN IRVIN                            4/18/2001  OPERATING        PMCHK00000106       $240.00
100013037      ARIAIR000      ARIZONA AIR-SCENT                     4/18/2001  OPERATING        PMCHK00000106       $319.00
100013038      NOP000000      NOPPENBERG,KAREN                      4/18/2001  OPERATING        PMCHK00000106       $179.90
100013039      MANLIF000      MANULIFE FINANCIAL                    4/19/2001  OPERATING        PMCHK00000107     $4,111.33
100013040      US0FOO000      US FOODSERVICE                        4/19/2001  OPERATING        PMCHK00000108    $12,421.95
100013041      KNAIFM000      KNAI 88.3 FM LA CAMPESINA             4/20/2001  OPERATING        PMCHK00000109     $4,500.60
100013042      KTVCHA000      KTVK-TV CHANNEL 3                     4/20/2001  OPERATING        PMCHK00000109    $10,200.00
100013043      MOTVEH000      MOTOR VEHICLE DIVISION                4/23/2001  OPERATING        PMCHK00000110       $192.84
100013044      MOTVEH000      MOTOR VEHICLE DIVISION                4/23/2001  OPERATING        PMCHK00000110       $192.84
100013045      MOTVEH000      MOTOR VEHICLE DIVISION                4/23/2001  OPERATING        PMCHK00000110       $161.43
100013046      VIP000000      VIP                                   4/23/2001  OPERATING        PMCHK00000110        $12.50
100013047      VIP000000      VIP                                   4/23/2001  OPERATING        PMCHK00000110        $12.50
100013048      VIP000000      VIP                                   4/23/2001  OPERATING        PMCHK00000110        $12.50
100013049      ROCARC000      ROCKWOOD ARCHITECTURE                 4/24/2001  OPERATING        PMCHK00000111    $19,161.62
100013050      USTRU000       US TRUSTEE PROGRAM PMT CTR            4/25/2001  OPERATING        PMCHK00000112     $8,000.00
100013051      US0FOO000      US FOODSERVICE                        4/26/2001  OPERATING        PMCHK00000113       $918.76
100013052      US0FOO000      US FOODSERVICE                        4/26/2001  OPERATING        PMCHK00000113    $11,712.22
100013053      ANDMAR000      MARIANNE ANDREWS-113                  4/27/2001  OPERATING        PMCHK00000114       $393.73
100013054      APS200000      APS-2907                              4/27/2001  OPERATING        PMCHK00000114     $4,247.02
100013055      ARIAIR000      ARIZONA AIR-SCENT                     4/27/2001  OPERATING        PMCHK00000114       $396.14
100013056      ARIPEN000      ARIZONA PENNYSAVER                    4/27/2001  OPERATING        PMCHK00000114       $336.00
100013057      AT&T000        AT& T 78522                           4/27/2001  OPERATING        PMCHK00000114        $45.27
100013058      AT&T78522      AT&T - 78225                          4/27/2001  OPERATING        PMCHK00000114     $1,098.37
100013060      CASELI000      ELIZABETH CASON                       4/27/2001  OPERATING        PMCHK00000114       $417.77
100013061      CHEUSA000      CHEVRON USA INC                       4/27/2001  OPERATING        PMCHK00000114     $6,000.56
100013062      CITCHAUT1      CITY OF CHANDLER - UTILITIES          4/27/2001  OPERATING        PMCHK00000114       $197.68
100013063      CITGLEUTI      CITY OF GLENDALE - UTILITIES          4/27/2001  OPERATING        PMCHK00000114       $422.64
100013064      CITMESUTI      CITY OF MESA - UTILITIES - 187        4/27/2001  OPERATING        PMCHK00000114       $110.87
100013065      CITPEOUTI      CITY OF PEORIA - UTILITIES            4/27/2001  OPERATING        PMCHK00000114       $293.85
100013066      CITPHOWAT      CITY OF PHOENIX (WATER SVCS)29        4/27/2001  OPERATING        PMCHK00000114       $466.29
100013067      CLS000000      CLS/CLEANWAY                          4/27/2001  OPERATING        PMCHK00000114    $10,325.91
100013068      COUCHE000      COURTESY CHEVROLET                    4/27/2001  OPERATING        PMCHK00000114        $89.39
100013069      DAIMAR000      DAILEY, MARGE                         4/27/2001  OPERATING        PMCHK00000114       $644.58
100013070      DISSCH000-B    DISCOUNT SCHOOL SUPPLY                4/27/2001  OPERATING        PMCHK00000114     $5,806.06
100013071      DYCNAN000      DYCK, NANCY                           4/27/2001  OPERATING        PMCHK00000114       $607.45
100013072      FREMEY000-B    FRED MEYERS                           4/27/2001  OPERATING        PMCHK00000114       $345.00
100013073      GARLYN000      LYNN GARSHA                           4/27/2001  OPERATING        PMCHK00000114       $500.00
100013074      GECAP0003      GE CAPITAL                            4/27/2001  OPERATING        PMCHK00000114     $2,369.25
100013075      GILBER000      BERNITA GILLIAM                       4/27/2001  OPERATING        PMCHK00000114       $540.00
100013076      HORDIS000      HORIZON DISTRIBUTION                  4/27/2001  OPERATING        PMCHK00000114        $74.91
100013077      IROMOU000      IRON MOUNTAIN                         4/27/2001  OPERATING        PMCHK00000114        $82.51
100013078      JAKBRE000      JAKE BREAK CAFE                       4/27/2001  OPERATING        PMCHK00000114     $1,636.69
100013079      JETCON000      JET CONNECTION                        4/27/2001  OPERATING        PMCHK00000114       $202.49
100013080      KAMLES000      LESLIE KAMPER # 127                   4/27/2001  OPERATING        PMCHK00000114       $264.94
100013081      KNO000000      KNOTT,MARILYN                         4/27/2001  OPERATING        PMCHK00000114       $374.79
100013082      MAR000000      MARRO,GINNY                           4/27/2001  OPERATING        PMCHK00000114       $381.39
100013083      MARJOE000      JOELY MARTIN                          4/27/2001  OPERATING        PMCHK00000114       $507.78
100013084      MARTRE000      MARICOPA COUNTY TREASURER             4/27/2001  OPERATING        PMCHK00000114    $17,399.12
100013085      MENANT000      ANTOINETTE MENDIVIL                   4/27/2001  OPERATING        PMCHK00000114       $150.00
100013086      NOPMIK000      MIKE NOPPENBERG                       4/27/2001  OPERATING        PMCHK00000114       $380.42
100013087      OFFPRO000      OFFICE PRODUCTS & COMPUTER            4/27/2001  OPERATING        PMCHK00000114        $21.49
100013088      OPECLE000      OPEN WORKS                            4/27/2001  OPERATING        PMCHK00000114     $1,170.00
100013089      SANBAR001      SANTA BARBARA BANK & TRUST            4/27/2001  OPERATING        PMCHK00000114       $605.34
100013090      SILSAR000      SARAH SILVIS                          4/27/2001  OPERATING        PMCHK00000114        $15.00
100013091      SOBDIA000      DIANE SOBOL                           4/27/2001  OPERATING        PMCHK00000114        $11.16
100013092      SRP2950        SRP2950                               4/27/2001  OPERATING        PMCHK00000114     $2,655.71
100013093      SULSPR000      SULPHUR SPRINGS ELECTRIC              4/27/2001  OPERATING        PMCHK00000114       $603.54
100013094      TERINT000      TERMINEX INTERNATIONAL                4/27/2001  OPERATING        PMCHK00000114       $379.00
100013095      THOPAU000      PAULA THOMAS                          4/27/2001  OPERATING        PMCHK00000114        $11.16
100013096      THORAE000      THOMAS, RAE ANN                       4/27/2001  OPERATING        PMCHK00000114       $137.64
100013097      TOOLOR000      LORI TOOLEY                           4/27/2001  OPERATING        PMCHK00000114       $443.62
100013098      TOSEAS000      TOSHIBA EASY LEASE                    4/27/2001  OPERATING        PMCHK00000114     $2,040.73
100013099      TURONE000      TURN ONE SPORTSWEAR                   4/27/2001  OPERATING        PMCHK00000114       $109.53
100013100      U0CWIN000      U-C WINDOW CLEANING                   4/27/2001  OPERATING        PMCHK00000114       $731.40

                            Sunrise Preschools, Inc.
                          VENDOR CHECK REGISTER REPORT
                              Payables Management

* Voided Checks

                                                                                                  Audit
Check Number   Vendor ID      Vendor Check Name                    Check Date  Checkbook ID     Trail Code         Amount
------------   ---------      -----------------                    ----------  ------------     ----------         ------
100013101      US0WES003      US WEST COMMUNICATIONS-29060          4/27/2001  OPERATING        PMCHK00000114     $2,798.73
100013102      VEL000000      VELA,DANA                             4/27/2001  OPERATING        PMCHK00000114       $269.08
100013103      WELFAR001      WELLS FARGO                           4/27/2001  OPERATING        PMCHK00000114       $440.00
100013104      4DPROP000      4D PROPERTIES                         4/27/2001  OPERATING        PMCHK00000115    $12,859.99
100013105      ANCVIL000      ANCALA VILLAGE SHOPPING CENTER        4/27/2001  OPERATING        PMCHK00000115    $16,622.87
100013106      BLD7ZEL000     BLDG7UNION HILLS LLC                  4/27/2001  OPERATING        PMCHK00000115     $7,626.51
100013107      DERENT000      DER ENTERPRISES LLP                   4/27/2001  OPERATING        PMCHK00000115    $15,132.93
100013108      DIVINS000      DIVALL INSURED INCOME PROP INC        4/27/2001  OPERATING        PMCHK00000115    $11,418.37
100013109      MCCVEN003      MCCLINTOCK VENTURE LC                 4/27/2001  OPERATING        PMCHK00000115    $13,067.25
100013110      MESDEV000      MESA DEVELOPMENT INC                  4/27/2001  OPERATING        PMCHK00000115    $12,568.84
100013111      PEOINV000      PEORIA INVESTMENTS INC                4/27/2001  OPERATING        PMCHK00000115    $18,202.23
100013112      SANVIL003      SANTIAGO VILLA  (#129)                4/27/2001  OPERATING        PMCHK00000115    $13,836.33
100013113      SANVIL005      SANTIAGO VILLA  (#124)                4/27/2001  OPERATING        PMCHK00000115    $14,980.76
100013114      SC0WAR000      SC WARNER TEMPE, INC.                 4/27/2001  OPERATING        PMCHK00000115    $12,342.11
100013115      SDMFAM000      SDM FAMILY CORP                       4/27/2001  OPERATING        PMCHK00000115    $13,794.27
100013116      SUNPRE000      SUNRISE PRESCHOOL VI INVESTME         4/27/2001  OPERATING        PMCHK00000115    $18,533.62
100013117      THEYOU000      THE YOUNG ONES CENTER                 4/27/2001  OPERATING        PMCHK00000115     $6,525.16
100013118      WELFAR002      WELLS FARGO BANK                      4/27/2001  OPERATING        PMCHK00000115    $18,541.69
100013119      WILPRE000      WILLIS PRESCHOOL VI                   4/27/2001  OPERATING        PMCHK00000115    $12,939.66
100013120      IMPBAN000      IMPERIAL BANK                         4/27/2001  OPERATING        PMCHK00000116     $3,624.41
100013122      DERENT000      DER ENTERPRISES LLP                   4/27/2001  OPERATING        PMCHK00000117     $6,810.18
100013123      MELUS0000      MELLON US LEASING                     4/27/2001  OPERATING        PMCHK00000117     $5,761.19
100013124      MANLIF000      MANULIFE FINANCIAL                    4/30/2001  OPERATING        PMCHK00000118     $4,148.45
100013125      DAIMAR000      DAILEY, MARGE                         4/30/2001  OPERATING        PMCHK00000119     $2,400.00
100013126      THORAE000      THOMAS, RAE ANN                       4/30/2001  OPERATING        PMCHK00000120       $383.50
                                                                                                                -----------
Total Checks: 166                                                                 Total Amount of Checks:       $479,026.56
                                                                                                                ===========